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 Nuveen NWQ International Value Fund                              Rule 497(e)
 A Series of Nuveen Investment Trust II                    File No. 333-33607

Supplement Dated April 28, 2004 to the Prospectus of the Nuveen NWQ International Value Fund Dated November 28, 2003

The Nuveen NWQ International Value Fund charges a 2% redemption fee on the proceeds of Fund shares redeemed or exchanged within 30 days of acquisition. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. The Fund currently waives the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans. The Fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares.

The Fund may waive the redemption fee in other specified circumstances reasonably determined by the Fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see "Frequent Trading" in this prospectus and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Shareholder Programs--Frequent Trading Policy" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Redemption Fee Policy" in the Statement of Additional Information for more information regarding the Fund's policies.

In addition, please note that footnote 9 on page 3 of the prospectus will be replaced with the following:

    9. As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. The redemption fee may be waived in certain limited circumstances.

    See "How to Sell Shares" for further information.

Please retain this supplement for future reference.



                                                                  MGN-GRW-0404D

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 Nuveen Investment Trust II                                       Rule 497(e)
                                                           File No. 333-33607

Supplement Dated April 28, 2004 to the Statement of Additional Information of the Nuveen NWQ International Value Fund Dated November 28, 2003. This language should be included to replace and supplement the last sentence in the section titled "Redemption Fee Policy." Capitalized terms have the meanings ascribed to them in the Statement of Additional Information.

The redemption fee may be waived under the following circumstances: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Fund confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; and (ix) redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans.

In addition, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

The Fund reserves the right to modify or eliminate redemption fee waivers at any time.

Please retain this supplement for future reference.

                                                                  MGN-SAI-0404D